UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2014

WALLY WORLD MEDIA, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-185694	45-5370930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Church Street New Brunswick, NJ 08901
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 732-246-0439

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01	Other Events.

On April 2, 2014, the Company issued a press release regarding the launch of its new subsidiary, Vape Shop Holdings, Inc.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated April 2, 2014

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2014	WALLY WORLD MEDIA, INC.

	By:	/s/ Darin Myman
Darin Myman Chief Executive Officer (Duly Authorized and Principal Executive Officer)

3